UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2020

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 4, 2020, Peabody Energy Corporation (the “Company”) entered into an Agreement (the “Agreement”) with Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”).

Pursuant to the Agreement, the Company’s board of directors (the “Board”) will promptly: (i) increase the size of the Board from 10 directors to 12 directors, resulting in a total of three vacancies; and (ii) appoint David Miller, Samantha Algaze and Darren Yeates (the “Elliott Appointed Directors”) to serve as directors of the Company to fill such vacancies, each with a term expiring at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). The Company and Elliott have also agreed to promptly identify an additional, mutually agreed-upon candidate who is independent of both the Company and Elliott to serve as a director of the Company (the “Additional Independent Director”). Following the identification of the Additional Independent Director, the Board will promptly (x) increase the size of the Board from 12 to 13 directors and (y) appoint the Additional Independent Director as a director of the Company with a term expiring at the 2020 Annual Meeting. The Company has agreed to appoint (a) Mr. Miller to serve as a member of the Board’s Executive Committee and Compensation Committee, (b) Ms. Algaze to serve as a member of the Board’s Nominating and Corporate Governance Committee, (c) Mr. Yeates to serve as a member of the Board’s Health, Safety, Security and Environmental Committee and the Audit Committee (or if Mr. Yeates is determined by the Board not to meet the applicable independence requirements for service on the Audit Committee, then the Nominating & Corporate Governance Committee) and (d) the Additional Independent Director to serve on at least one standing committee of the Board. The Company has also agreed to nominate each of the Elliott Appointed Directors and the Additional Independent Director for election as directors of the Company at the 2020 Annual Meeting and to use its reasonable best efforts (including the solicitation of proxies) to obtain the election of each of the Elliott Appointed Directors and the Additional Independent Director at the 2020 Annual Meeting.

Under the Agreement, until the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) Elliott has the right to select for appointment to the Board, subject to the Company’s consent (not to be unreasonably withheld, conditioned or delayed), a substitute director to replace and serve the remainder of the term of any Elliott Appointed Director. Pursuant to the Agreement, one or more of the Elliott Appointed Directors (including their replacements) will be required to resign from the Board if Elliott’s percentage ownership of the Company’s outstanding common stock falls below certain specified thresholds.

From the date of the Agreement until the date that is 30 days prior to the last day of the Company’s notice period for the nomination of directors at the 2021 Annual Meeting (such period, the “Cooperation Period”), Elliott has agreed to vote all shares of common stock of the Company that it or its affiliates have the right to vote in favor of the election of directors nominated and recommended by the Board for election and otherwise in accordance with the recommendations of the Board, subject to certain exceptions and early termination upon certain specified events. Elliott has also agreed to certain customary standstill and mutual non-disparagement restrictions during the Cooperation Period, subject to certain exceptions and early termination upon certain specified events.

The Company has further agreed to retain a consultant to conduct a review of the performance of the Company’s Australian mining operations. The Company will also reimburse Elliott for (i) 50% of its reasonable documented out-of-pocket fees and expenses incurred in connection with Elliott’s involvement at the Company not to exceed a threshold specified in the Agreement and (ii) 50% of the documented out-of-pocket fees and expenses actually incurred in connection with the provision of services of an additional consultant to be engaged by Elliott.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 5, 2020, the Company issued a press release announcing its entry into the Agreement. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Information in this Item 7.01 and Exhibit 99.1 of Item 9.01 below shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933 or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Agreement, dated as of February 4, 2020, by and among Peabody Energy Corporation, Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P.

99.1	Press Release dated February 5, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

The foregoing document is not a proxy statement or a solicitation of proxies from the holders of common stock of Peabody Energy Corporation. A solicitation of proxies in connection with the 2020 Annual Meeting will be made only by the Company’s definitive proxy statement that will be mailed to all shareholders of record on the record date of March 12, 2020. The Company will be filing a definitive proxy statement for the 2020 Annual Meeting with the Securities and Exchange Commission (the “SEC”). Shareholders are urged to read the proxy statement and any other relevant documents filed or that will be filed with the SEC when they become available because they will contain important information. Shareholders will be able to receive the proxy statement and other relevant documents free of charge at the SEC’s website at http://www.sec.gov or through the Company’s own website at http://www.peabodyenergy.com. This Form 8-K is being filed as soliciting material pursuant to Rule 14a-12 under the Exchange Act solely as a precautionary matter, notwithstanding the fact that the issuer does not believe it constitutes solicitation material.

Participants in the Solicitation

The directors, nominees for election as director, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in connection with the matters to be considered at the 2020 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with such matters will be set forth in the Proxy Statement to be filed with the SEC. In addition, information about the Company’s executive officers and directors may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on March 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

February 5, 2020	By:	/s/ A. Verona Dorch
	Name:	A. Verona Dorch
	Title:	Chief Legal Officer